SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              February 10, 2000
_____________________________________________________________________________
                    (Date of earliest event reported)


                         ESB Financial Corporation.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Pennsylvania                         0-19345                      25-1659846
_____________________________________________________________________________
(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


600 Lawrence Avenue, Ellwood City, Pennsylvania                         16117
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


                                 (724) 758-5584
_____________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


ITEM 5.  OTHER EVENTS

    On February 10, 2000, ESB Financial Corporation ("ESB") completed the acquisition of SHS Bancorp, Inc. ("SHS") pursuant to an Agreement and Plan of Reorganization dated July 21, 1999 and a related Agreement of Merger between ESB and SHS (the "Agreement").

    The acquisition was effected by means of the merger of THB with and into ESB (the "Merger"). Upon consummation of the Merger, each share of common stock, $.01 par value per share, of SHS ("SHS Common Stock") outstanding immediately prior thereto was converted into the right to receive, at the election of the holder thereof, $17.80 in cash or 1.3 shares of common stock, $.01 par value per share, of ESB ("ESB Common Stock"), subject to the condition that the aggregate amount of cash consideration paid to SHS shareholders constitute 40% of the total consideration paid for the SHS Common Stock by ESB.

    For additional information, reference is made to the press release dated February 10, 2000 filed as Exhibit 99.1 hereto and is incorporated by reference herein.




















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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (a)  Not applicable.

             (b)  Not applicable.

             (c)  The following exhibits are filed with this report:


         Exhibit Number                      Description
         --------------                      ------------

         2.1 Agreement and Plan of Reorganization, dated as of July 21, 1999, between ESB and SHS (including the related Agreement of Merger attached as Appendix A thereto) (1)


         99.1                  Press Release dated February 10, 2000


________________________
(1) Incorporated by reference from the Current Report on Form 8-K dated July 21, 1999 filed by ESB.




















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ESB FINANCIAL CORPORATION



Date: February 11, 2000      By:  /s/ Charlotte A. Zuschlag
                                --------------------------------
                                Charlotte A. Zuschlag
                                President and Chief Executive Officer






















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